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                                                                    EXHIBIT 10.3

                               SECOND AMENDMENT TO
                                CREDIT AGREEMENT

      THIS SECOND AMENDMENT TO CREDIT AGREEMENT dated as of September 30, 2004 (the "Amendment") relating to the Credit Agreement referenced below, is by and among COLEMAN CABLE, INC., a Delaware corporation (the "Company"), certain Subsidiaries of the Company identified on the signature pages hereto as a Borrower (collectively referred to as the "Subsidiary Borrowers" or individually referred to as a "Subsidiary Borrower") (hereinafter, the Company and the Subsidiary Borrowers collectively referred to as the "Borrowers" or individually referred to as a "Borrower"), each of the financial institutions identified as Lenders on the signature pages hereto (referred to individually as a "Lender" and, collectively, as the "Lenders"), and WACHOVIA BANK, NATIONAL ASSOCIATION ("Wachovia"), as administrative agent (in such capacity, the "Administrative Agent" or the "Agent").

                                   WITNESSETH

      WHEREAS, a $75,000,000 credit facility has been extended to the Borrowers pursuant to the terms of that certain Credit Agreement dated as of September 28, 2004 (as amended, modified or otherwise supplemented from time to time, the "Credit Agreement") among the parties identified in the introductory paragraph above; and

      WHEREAS, the Administrative Agent and the other parties hereto have agreed to amend the Credit Agreement, on the terms and conditions provided herein.

      NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     PART 1
                                   DEFINITIONS

      SUBPART 1.1 Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

            "Amended Credit Agreement" means the Credit Agreement, as amended hereby and as further amended, supplemented or otherwise modified from time to time.

            "Second Amendment Date" is defined in Subpart 3.1.

      SUBPART 1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

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                                     PART 2
                         AMENDMENTS TO CREDIT AGREEMENT

      SUBPART 2.1 Amendments Related to First Amendment to Credit Agreement. The amendments to the Credit Agreement set forth in Part 2 of the First Amendment to Credit Agreement and Waiver (the "First Amendment"), dated September 30, 2004, among the Borrowers, the lenders party thereto and the Administrative Agent, are hereby rescinded. Each provision of the Credit Agreement amended thereby is hereby amended to restore the terms of the Credit Agreement in effect as of the Closing Date.

      SUBPART 2.2 Amendment to Section 2.4(b)(i). Section 2.4(b) of the Credit Agreement is hereby amended by adding the following clause to the beginning thereof before subpart (i):

      Unless a Cash Management Event (as defined hereinafter) shall have occurred and be continuing, the Credit Parties shall be permitted to receive directly for their own account all payments or other remittances of Accounts of the Credit Parties and other proceeds of the Collateral. Upon the occurrence and during the continuance of a Cash Management Event, the Agent may, and at the direction of the Required Lenders shall, give to the Credit Parties and the Lockbox Banks (as defined hereinafter) a written payment direction notice (a "Payment Direction Notice") (which notice in the case of an Event of Default described in Section 11.1(f) shall be deemed given to the Credit Parties without any further act by the Agent or any Lender) directing that:

      SUBPART 2.3 Addition of Section 2.4(b)(vi). Section 2.4(b) of the Credit Agreement is hereby amended by the addition of the following new subpart (vi):

            (vi) At such time as (A) the Excess Availability Event giving rise to a Cash Management Event shall no longer exist for a period of ten (10) consecutive Business Days or (B) the Event of Default giving rise to a Cash Management Event shall have been cured or waived, the Agent shall give to the Lockbox Banks a notice rescinding any Payment Direction Notice delivered in connection with such Cash Management Event, and each Borrower may and will enforce, collect and receive all amounts owing on the Accounts and other Collateral, for the benefit, and on behalf, of the Lenders, but at the Borrowers' sole expense in accordance with the provisions of this Section 2.4(b).

      SUBPART 2.4 Amendment to Section 7.18. Section 7.18 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

            Unless (a) Excess Availability shall fall below $10,000,000 for five
      (5) or more consecutive Business Days (an "Excess Availability Event") or
      (b) an Event of Default has occurred and is continuing, and the Agent or the Required Lenders shall have, in their sole discretion, elected to enforce, collect and receive all amounts owing on the Accounts and/or other Collateral (each a "Cash Management Event"), each Borrower may and will enforce, collect and receive all amounts owing on the Accounts and other

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      Collateral, for the benefit, and on behalf, of the Lenders, but at the
      Borrowers' sole expense in accordance with the provisions of Section 2.4(b) hereof; such privilege shall terminate automatically, however, if an Event of Default has occurred and is continuing under Section 11.1(a) or (f) hereof. Upon the occurrence and during the continuance of a Cash Management Event (i) the Agent shall be entitled to enforce, collect and receive all amounts owing on the Accounts, from the account debtors and/or any Buying Association, and all other amounts for the Lenders' benefit and on the Lenders' behalf (but at the Credit Parties' expense) pursuant to cash management arrangements satisfactory to the Agent and in accordance with the Security Agreement, (ii) any checks, cash, notes or other instruments or property received by any Credit Party or any of its Subsidiaries with respect to any Accounts and/or other Collateral shall be held by such Credit Party or such Subsidiary in trust for the benefit of the Lenders, separate from such Credit Party's or Subsidiary's own property and funds, and immediately turned over to the Agent in accordance with Section 2.4(b) with proper assignments or endorsements and (iii) no checks, drafts or other instruments received by the Agent shall constitute final payment unless and until such instruments have actually been collected.

                                     PART 3
                           CONDITIONS TO EFFECTIVENESS

      SUBPART 3.4 Second Amendment Date. This Amendment shall be and become effective as of the date hereof (the "Second Amendment Date") when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the "Second Amendment".

      SUBPART 3.5 Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the parties hereto.

      SUBPART 3.6 Other. The Administrative Agent shall have received such other documents, agreements or information which may be reasonably requested by the Administrative Agent relating to the existence of the Credit Parties, the corporate authority for and the validity of this Amendment and the transactions contemplated hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent in its sole good faith discretion.


                                     PART 4
                                  MISCELLANEOUS

      SUBPART 4.1 Representations and Warranties. Each of the Borrowers hereby represents and warrants that (i) the representations and warranties contained in
Article VI of the Amended Credit Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof (except for those representations and warranties which by their terms relate solely to an earlier date) and after giving effect to the amendments contained herein, (ii) no Default or Event of Default exists under the Credit Agreement or the Amended Credit

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Agreement on and as of the date hereof and after giving effect to the amendments contained herein, (iii) it has the corporate power and authority to execute and deliver this Amendment and each of the documents executed and delivered in connection herewith and to perform its obligations hereunder and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment and each of the documents executed and delivered in connection herewith and (iv) it has duly executed and delivered this Amendment and each of the documents executed and delivered in connection herewith, and this Amendment and each of the documents executed and delivered in connection herewith constitutes its legal, valid and binding obligation enforceable in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws affecting the rights of creditors generally or by general principles of equity.

      SUBPART 4.2 Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

      SUBPART 4.3 Instrument Pursuant to Credit Agreement. This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

      SUBPART 4.4 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Subpart 3.1, all references in the Credit Documents to the "Credit Agreement" shall be deemed to refer to the Amended Credit Agreement.

      SUBPART 4.5 Counterparts/Telecopy. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of executed counterparts of the Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

      SUBPART 4.6 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW.

      SUBPART 4.7 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      SUBPART 4.8 Continuing Agreements. Except as specifically modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (and Exhibits and Schedules thereto) shall remain in full force and effect, without modification or limitation, and this Amendment shall not affect, modify or diminish the obligations of the Credit Parties which have accrued prior to the effectiveness of the provisions hereof. This Amendment shall not operate as a consent to any other action or inaction by any Credit Party, or as a waiver or

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amendment of any right, power, or remedy of any Lender or the Administrative
Agent under the Credit Documents nor constitute a consent to any such action or inaction, or a waiver or amendment of any provision contained in any Credit Document except as specifically provided herein.

      SUBPART 4.9 Payment of Fees and Expenses. Each of the Borrowers agrees, jointly and severally, to pay all costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

      SUBPART 4.10 Approval by Lenders. Each Lender, by delivering its signature page to this Amendment on the Second Amendment Date, shall be deemed to have acknowledged receipt of, and consented to and approved, the Amendment, the Amended Credit Agreement, each other Credit Document and each other document required to be approved by any Agent, the Required Lenders or the Lenders, as applicable, on the Second Amendment Date.

                  [remainder of page intentionally left blank]


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      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                            COLEMAN CABLE, INC.,
                                      a Delaware corporation

                                      By:    /s/ Richard N. Burger
                                         ---------------------------------------
                                      Name: Richard N. Burger
                                      Title: EVP/CFO

                                      OSWEGO WIRE INCORPORATED.,
                                      a Texas corporation

                                      By:    /s/ Richard N. Burger
                                         ---------------------------------------
                                      Name: Richard N. Burger
                                      Title: EVP/CFO

                                      CCI ENTERPRISES, INC.,
                                      a Delaware corporation

                                      By:    /s/ Richard N. Burger
                                         ---------------------------------------
                                      Name: Richard N. Burger
                                      Title: EVP/CFO


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AGENT AND LENDERS                 WACHOVIA BANK,
                                      NATIONAL ASSOCIATION,
                                      as Administrative Agent and as a Lender

                                      By:    /s/ Maura Atwater
                                         ---------------------------------------
                                      Name: Maura Atwater
                                      Title: Vice President

                                                                SECOND AMENDMENT

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                                      NATIONAL CITY BUSINESS CREDIT, INC.,
                                      as Syndication Agent and as a Lender

                                      By:    /s/ Glenn P. Bartley
                                         ---------------------------------------
                                      Name: Glenn P. Bartley
                                      Title: Director

                                                                SECOND AMENDMENT

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                                      ING CAPITAL LLC,
                                      as Syndication Agent and as a Lender

                                      By:    /s/ William C. Beddingfield
                                         ---------------------------------------
                                      Name: William C. Beddingfield
                                      Title: Managing Director

                                                                SECOND AMENDMENT

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                                      PNC BANK, NATIONAL ASSOCIATION,
                                      as Documentation Agent and as a Lender

                                      By:    /s/ Sherry Winick
                                         ---------------------------------------
                                      Name: Sherry Winick
                                      Title: Vice President

                                                                SECOND AMENDMENT

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                                      ASSOCIATED BANK,
                                      NATIONAL ASSOCIATION,
                                      as Documentation Agent and as a Lender

                                      By:    /s/ Joseph J. Gehrke
                                         ---------------------------------------
                                      Name: Joseph J. Gehrke
                                      Title: Vice President

                                                                SECOND AMENDMENT

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                              CONSENT OF GUARANTORS

      Each of the undersigned (collectively the "Guarantors" and each a "Guarantor"), does hereby acknowledge receipt of a copy of the foregoing Amendment, dated as of the same date hereof, and, in connection therewith, hereby consents to the execution, delivery and performance thereof and agrees that nothing contained therein nor in any document, instrument or other agreement required or contemplated thereby, shall alter, discharge, release, cancel or impair the duties and obligations of such Guarantor under the Guaranty Agreement and that the Guaranty Agreement shall continue to remain in full force and effect, enforceable against such Guarantor in accordance with its terms, without any right of offset, deduction, defense or counterclaim in favor of such Guarantor against the Administrative Agent or the Lenders.

      IN WITNESS WHEREOF, each of the Guarantors has executed this Consent under seal as of March __, 2005.

GUARANTORS:                           BARON WIRE & CABLE CORP.,
                                      an Illinois corporation

                                      By:    /s/ Richard N. Burger
                                         ---------------------------------------
                                      Name: Richard N. Burger
                                      Title: EVP/CFO

                                      THE DEKALB WORKS COMPANY,
                                      an Illinois corporation

                                      By:    /s/ Richard N. Burger
                                         ---------------------------------------
                                      Name: Richard N. Burger
                                      Title: EVP/CFO

                                      CCI INTERNATIONAL, INC.,
                                      a Delaware corporation

                                      By:    /s/ Richard N. Burger
                                         ---------------------------------------
                                      Name: Richard N. Burger
                                      Title: EVP/CFO

                                      LAKESIDE DRIVE ASSOCIATES, INC.,
                                      a Delaware corporation

                                      By:    /s/ Richard N. Burger
                                         ---------------------------------------
                                      Name: Richard N. Burger
                                      Title: EVP/CFO

                                                                SECOND AMENDMENT